UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2010
Date of Report (Date of earliest event reported)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	n/a
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

64 Knightsbridge London, England UK	SW1X 7JF
(Address of principal executive offices)	(Zip Code)

44-207-590-9630
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of June 9, 2010, the Board of Directors of Fox Petroleum Inc., a Nevada corporation (the "Company"), accepted the resignation of Richard Moore as the President/Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer/Chief Accoutning Officer and as a member of the Board of Directors of the Company. Effective  as of June 9, 2010, the Board of Directors of the Company accepted the consent of William Lieberman to act as the President/Chief Executive Officer, Secrfetary, Treasurer and Chief Financial Officer/Chief Accounting Officer and as a member of the Boartd o f Directors of the Company. Therefore, as of the date of this Current Report, the Board of Directors consists of the following members: William Lieberman, William MacNee, John Spence and Jeffrey Sternberg.

Biography

William Lieberman.  Mr. Lieberman is a Chartered Financial Analyst Candidate, Level one at the CFA Institute in New York, and earned a Masters in Business Administration from Hult International Business School in Boston, MA, in 2007.  He has an extensive track record in international mining, metal, plastic and advertising sales. Mr. Lieberman was vice president of sales and development for Zapoint, Inc. in Boston Massachusetts, where he was highly involved in all stages of financing and development for the solicitation and close of $1,250,000 of venture capital and angel investment. From 2005 through 2006, Mr. Lieberman was vice president of sales and development for Resource Polymers, Inc. in Toronto, Canada. During his tenure at Resource Polymers, Mr. Lieberman networked throughout Canada and internationally in global scrap markets, and provided arbitrage services to secondary metal and plastics markets. As of the date of this Current Report, Mr. Lieberman is also a member of the board of directors of Dolat Ventures Inc., Mr. Lieberman was previously the president/chief executive officer and a member of the board of directors of Trilliant Resources Corporation, a publicly traded company on the Bulletin Board.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

DATE: June 11, 2010	By:	/s/ William Lieberman
	Name:	William Lieberman
	Title:	President/Chief Executive Officer

__________________